MANNING & NAPIER FUND, INC.

(the “Fund”)

Overseas Series – Class W

(the “Class W Shares”)

Supplement dated May 27, 2025 to:

●     the Summary Prospectus dated March 1, 2025, for the Overseas Series (“Summary Prospectus”);

●     the Prospectus dated March 1, 2025, for the Overseas Series (“Prospectus”); and

●     the Statement of Additional Information

dated March 1, 2025, for the Overseas Series (“SAI”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus, and SAI.

The Board of Directors of the Fund has voted to terminate the offering of the Overseas Series Class W Shares and instructed officers of the Fund to take all steps necessary to completely liquidate the Class W Shares. Accordingly, effective immediately, the Class W Shares will be closed to new investors, will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

The Class W Shares will redeem all of its outstanding shares on or about May 29, 2025 and distribute the net proceeds pro rata to its shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses). The liquidation date may be changed without notice at the discretion of the Fund’s officers.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 05.27.2025